UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2018

Dova Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38135 (Commission File Number)	81-3858961 (IRS Employer Identification No.)

240 Leigh Farm Road, Suite 245 Durham, North Carolina (Address of Principal Executive Offices)	27707 (Zip Code)

Registrant’s telephone number, including area code: (919) 748-5975

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01          Changes in Registrant’s Certifying Accountant.

(a)     On March 21, 2018, Dova Pharmaceuticals, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm. The dismissal of KPMG was approved by the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company.

The reports of KPMG on the financial statements of the Company for the period from March 24, 2016 (inception) through December 31, 2016 and for the year ended December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report on the Company’s consolidated financial statements as of December 31, 2016 and for the period from March 24, 2016 through December 31, 2016 included an explanatory paragraph noting that there was substantial doubt about the Company’s ability to continue as a going concern as of April 21, 2017, the date of such audit report, and the report on the Company’s consolidated financial statements as of December 31, 2017 and for year ended December 31, 2017 included an explanatory paragraph noting that there was substantial doubt about the Company’s ability to continue as a going concern as of February 16, 2018, the date of such audit report.

In connection with the audits of the Company’s financial statements for the period from March 24, 2016 through December 31, 2016 and for the year ended December 31, 2017, and in the subsequent interim period from January 1, 2018 through March 21, 2018, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their reports.

During the period from March 24, 2016 through December 31, 2016, the year ended December 31, 2017 and the subsequent interim period through March 21, 2018, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided KPMG with a copy of the disclosures in this Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and has requested KPMG furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 27, 2018 is filed as Exhibit 16.1 to this Form 8-K.

(b)     On March 21, 2018, in connection with the Company’s dismissal of KPMG, the Company appointed Ernst & Young LLP (“E&Y”) as its new independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2018. The decision to retain E&Y was approved by the Audit Committee, after taking into account the results of a competitive review process and other business factors.

During the period from March 24, 2016 through December 31, 2016, the year ended December 31, 2017 and the subsequent interim period through March 21, 2018, neither the Company nor anyone on its behalf consulted with E&Y regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements and, neither a written report nor oral advice was provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, (iii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or (iv) any “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
16.1	Letter from KPMG LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dova Pharmaceuticals, Inc.

Date: March 27, 2018	/s/ Mark W. Hahn
Mark W. Hahn
Chief Financial Officer